Net Loss per Share	12 Months Ended
Dec. 31, 2023
Earnings Per Share [Abstract]
Net loss per Share
Note 15. Net loss per Share

The following table presents the computation of basic and diluted net loss per share:

	Year ended December 31,
	2023	2022	2021
	(In thousands, except per share amounts)
Numerator:
Net loss attributable to Stratasys Ltd. for basic and diluted net loss per share	$(123,074)	$(28,974)	$(61,982)

Denominator:
Weighted average shares – denominator for basic and diluted net loss per share	68,666	66,491	63,471

Net loss per share Basic and diluted	$(1.79)	$(0.44)	$(0.98)

The computation of diluted net loss per share for the years ended December 31, 2023, 2022 and 2021 excluded share awards of 5.2 million, 5.1 million and 4.8 million, respectively, because their inclusion would have had an anti-dilutive effect on the diluted net loss per share.